UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2016

Annual Report
to Shareholders

Deutsche Core Fixed Income Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

10 Performance Summary

12 Investment Portfolio

27 Statement of Assets and Liabilities

29 Statement of Operations

31 Statements of Changes in Net Assets

32 Financial Highlights

37 Notes to Financial Statements

54 Report of Independent Registered Public Accounting Firm

55 Information About Your Fund's Expenses

56 Tax Information

57 Advisory Agreement Board Considerations and Fee Evaluation

62 Board Members and Officers

67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may engage in forward commitment transactions which could subject the fund to counterparty and leverage risk. Leverage can magnify losses. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

About Spread Sectors

Spread sectors are areas of the bond market that trade at a yield advantage, or credit spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors including high-yield corporate bonds. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform. The fund's managers actively shift the balance between spread sectors and U.S. Treasuries based on the outlook for the economy and interest rates, while closely analyzing each potential holding within spread sectors on the basis of relative valuation and credit outlook.

For the annual period ended October 31, 2016, the total return of Deutsche Core Fixed Income Fund was 4.83%. By comparison, the fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a 4.37% return.

As the period opened, expectations were solidifying that the December 2015 meeting of the U.S. Federal Reserve Board (the Fed) would see an initial hike in short-term rates, a view which was ultimately confirmed. The Fed’s action was supported by a continued moderate upward trend in the domestic economy, despite an absence of support from growth overseas, and by improving U.S. employment numbers. Entering 2016, markets were prepared for the Fed to implement a number of additional modest upward adjustments in its benchmark short-term rate. However, January saw expectations for future rate hikes pushed out on a resurgence of concern around China’s slowing growth rate, along with yet another decline in energy prices which would ultimately bring crude oil down below $30 a barrel. With oil viewed as a proxy for the global demand outlook, credit-sensitive segments of the bond market suffered in the wake of its decline. Around the middle of February, credit-based assets would begin to recover the lost ground, supported by the revised outlook with respect to Fed action and stepped-up efforts by central banks overseas to stimulate growth. A rebound in oil prices off their January lows also helped bolster sentiment.

In late June, markets were rocked by a U.K. referendum which resulted in a vote to leave the European Union. The uncertainty around a host of issues raised by a possible "Brexit" drove an investor flight to safety that pushed U.S. Treasury yields down to historically low levels and trimmed earlier gains experienced by credit-sensitive areas of the market. Risk sentiment quickly recovered, however, as investors put into perspective the likely impact of Brexit on global growth. U.S. interest rates would finish the period only marginally above their post-Brexit lows, as demand for Treasuries was supported by the negative interest rates promoted by central banks overseas, most notably the European Central Bank and the Bank of Japan.

"Credit-based assets would recover lost ground, supported by the revised outlook with respect to Fed action and stepped-up efforts by central banks overseas."

With the exception of the short end of the curve, which repositioned in anticipation of Fed rate hikes, U.S. Treasury yields trended lower over the period. To illustrate, along the U.S. Treasury curve, the two-year yield rose from 0.75% to 0.86%, while the five-year declined from 1.52% to 1.31%, the 10-year from 2.16% to 1.84%, and the 30-year from 2.93% to 2.58%. Credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — narrowed substantially for the 12-month period.

Positive and Negative Contributors to Performance

In an environment of narrowing credit spreads, the principal contributor to the fund's relative performance was our above-benchmark stance with respect to credit-oriented sectors. In particular, returns were positive for the fund's allocation to investment-grade corporate credit. In addition, selection within the segment contributed positively to performance, most notably holdings within financials and economically sensitive industrials.

The fund's allocation to securitized sectors, including commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), provided positive returns supported by strong performance of the underlying collateral, but lagged the performance of investment-grade corporates.

The fund's positioning along the yield curve and stance with respect to overall portfolio duration and corresponding interest rate sensitivity detracted modestly from performance.

The managers used interest rate derivatives as part of implementing the fund's overall duration stance and positioning along the yield curve.

Outlook and Positioning

At the end of the period, the bulk of the portfolio was allocated approximately as follows: 30.0% to investment-grade corporate bonds, 19.5% to U.S. Treasuries, 20.3% to pass-through mortgage-backed securities (MBS) and 18.8% collectively to collateralized mortgage obligations (CMOs), CMBS and ABS.

While spreads have tightened in recent quarters, we remain generally constructive on the outlook for credit-based assets. Concerns over the Fed’s eventual resumption of tightening credit conditions are muted, and demand for yield assets continues to be supported by negative interest rates overseas. There continues to be substantial uncertainty around events which could act as a pivot point for credit sentiment globally. Against this backdrop, we are carefully monitoring the Fund’s overall risk profile while seeking to make tactical adjustments in our exposures to various segments of the fixed-income market. We are continuing to look for opportunities to diversify risks in the portfolio and for relative valuation opportunities created by heightened volatility. Overall, we continue to prefer higher-quality and shorter-duration securities within each risk-based asset class.

Portfolio Management Team

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

— Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.

— BA and MA in Economics, State University of New York at Albany.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Brexit is a combination of the words "Britain" and "exit" and refers to the exit of the United Kingdom from the European Union.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt, including credit cards, home equity loans and auto loans.

Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Collateralized mortgage obligations (CMOs) are securities structured to provide investors with specified cash flows from payments of principal and interest on underlying mortgages.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	4.83%	3.22%	2.54%
Adjusted for the Maximum Sales Charge (max 4.50% load)	0.11%	2.28%	2.07%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.37%	2.90%	4.64%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	4.04%	2.47%	1.78%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.04%	2.47%	1.78%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.37%	2.90%	4.64%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	4.56%	2.98%	2.30%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.37%	2.90%	4.64%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	4.99%	3.42%	2.74%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.37%	2.90%	4.64%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	5.10%	3.49%	2.80%
Bloomberg Barclays U.S. Aggregate Bond Index†	4.37%	2.90%	4.64%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 1.07%, 1.80%, 1.48%, 0.81% and 0.75% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Core Fixed Income Fund — Class A ■ Bloomberg Barclays U.S. Aggregate Bond Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
10/31/16	$ 10.07	$ 10.08	$ 10.13	$ 10.07	$ 10.07
10/31/15	$ 9.85	$ 9.85	$ 9.90	$ 9.84	$ 9.85
Distribution Information as of 10/31/16
Income Dividends, Twelve Months	$ .19	$ .11	$ .17	$ .20	$ .21
October Income Dividend	$ .0143	$ .0079	$ .0138	$ .0155	$ .0166
SEC 30-day Yield††	2.12%	1.47%	1.97%	2.37%	2.47%
Current Annualized Distribution Rate††	1.70%	.94%	1.63%	1.85%	1.98%

†† The SEC yield is net investment income per share earned over the year ended October 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.90%, 1.25%, 1.56%, 2.23% and 2.28% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.48%, 0.72%, 1.22%, 1.71% and 1.79% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2016

	Principal Amount ($)	Value ($)

Corporate Bonds 35.4%
Consumer Discretionary 2.3%
Charter Communications Operating LLC, 144A, 3.579%, 7/23/2020	250,000	259,215
Cox Communications, Inc., 144A, 3.35%, 9/15/2026	255,000	251,464
Daimler Finance North America LLC, 144A, 2.0%, 7/6/2021	265,000	263,059
Ford Motor Credit Co., LLC, 4.389%, 1/8/2026	390,000	410,646
General Motors Co.:
6.6%, 4/1/2036	195,000	230,500
6.75%, 4/1/2046	200,000	245,451
General Motors Financial Co., Inc.:
2.4%, 5/9/2019	395,000	395,367
3.2%, 7/13/2020	320,000	325,459
3.2%, 7/6/2021	470,000	474,478
Macy's Retail Holdings, Inc., 3.45%, 1/15/2021 (a)	600,000	621,010
The Gap, Inc., 5.95%, 4/12/2021 (a)	790,000	847,303
		4,323,952
Consumer Staples 1.7%
Anheuser-Busch InBev Finance, Inc.:
3.65%, 2/1/2026	750,000	789,196
4.7%, 2/1/2036	265,000	293,762
4.9%, 2/1/2046	470,000	537,462
Danone SA, 144A, 2.947%, 11/2/2026 (b)	545,000	544,016
Kraft Heinz Foods Co., 4.375%, 6/1/2046	280,000	283,972
Molson Coors Brewing Co.:
3.0%, 7/15/2026	260,000	257,730
4.2%, 7/15/2046	295,000	294,921
PepsiCo, Inc., 4.45%, 4/14/2046	165,000	184,078
		3,185,137
Energy 5.0%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021	140,000	151,987
5.55%, 3/15/2026 (a)	315,000	358,090
Buckeye Partners LP, 3.95%, 12/1/2026 (b)	120,000	119,853
ConocoPhillips Co., 4.15%, 11/15/2034	335,000	331,655
Energy Transfer Partners LP, 5.95%, 10/1/2043	200,000	205,831
Ensco PLC, 4.7%, 3/15/2021	250,000	230,875
Freeport-McMoran Oil & Gas LLC, 6.875%, 2/15/2023	520,000	539,500
Halliburton Co., 4.85%, 11/15/2035	500,000	539,756
Kinder Morgan Energy Partners LP:
4.7%, 11/1/2042	260,000	241,234
6.375%, 3/1/2041	45,000	48,734
Marathon Oil Corp.:
3.85%, 6/1/2025	295,000	284,846
5.2%, 6/1/2045	175,000	164,127
Noble Holding International Ltd., 5.25%, 3/16/2018 (a)	110,000	109,382
ONEOK Partners LP, 3.375%, 10/1/2022	150,000	152,861
Petroleos Mexicanos:
3.5%, 1/30/2023	550,000	519,475
144A, 4.625%, 9/21/2023	325,000	324,122
Petronas Global Sukuk Ltd., 144A, 2.707%, 3/18/2020	750,000	762,329
Plains All American Pipeline LP, 2.85%, 1/31/2023	500,000	481,910
Regency Energy Partners LP:
4.5%, 11/1/2023	280,000	285,992
5.5%, 4/15/2023	375,000	386,193
Schlumberger Holdings Corp., 144A, 4.0%, 12/21/2025	690,000	741,056
Shell International Finance BV, 4.0%, 5/10/2046	305,000	302,267
Sinopec Group Overseas Development 2016 Ltd., 144A, 2.125%, 5/3/2019	513,000	515,273
Sunoco Logistics Partners Operations LP:
4.4%, 4/1/2021	375,000	404,533
5.3%, 4/1/2044	250,000	250,715
Valero Energy Corp., 3.4%, 9/15/2026	535,000	523,622
Williams Partners LP, 3.6%, 3/15/2022	500,000	508,915
		9,485,133
Financials 15.4%
AEGON Funding Co., LLC, 5.75%, 12/15/2020	375,000	426,218
AIA Group Ltd., 144A, 4.5%, 3/16/2046	300,000	320,804
Air Lease Corp., 3.0%, 9/15/2023	315,000	312,127
ANZ New Zealand International Ltd.:
144A, 2.125%, 7/28/2021 (a)	395,000	393,678
144A, 2.75%, 2/3/2021	385,000	393,081
Apollo Investment Corp., 5.25%, 3/3/2025	450,000	448,984
Ares Capital Corp.:
3.625%, 1/19/2022	420,000	419,668
3.875%, 1/15/2020 (a)	685,000	704,320
Banco Bilbao Vizcaya Argentaria SA, 3.0%, 10/20/2020	400,000	410,984
Bank of America Corp., 5.75%, 12/1/2017	1,000,000	1,044,840
Banque Federative du Credit Mutuel SA, 144A, 2.5%, 4/13/2021	515,000	524,470
Barclays PLC, 4.375%, 1/12/2026	625,000	643,176
BPCE SA, 2.65%, 2/3/2021	515,000	527,803
Branch Banking & Trust Co., 1.45%, 5/10/2019	445,000	444,013
Capital One NA, 2.95%, 7/23/2021	530,000	543,257
Citizens Bank NA, 2.55%, 5/13/2021	255,000	258,229
Compass Bank, 1.85%, 9/29/2017	500,000	499,576
Credit Agricole SA, 144A, 2.375%, 7/1/2021	330,000	332,342
Credit Suisse Group Funding Guernsey Ltd.:
144A, 3.8%, 6/9/2023	455,000	459,415
144A, 4.55%, 4/17/2026	400,000	419,527
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	325,000	326,410
FS Investment Corp., 4.75%, 5/15/2022	350,000	357,213
GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	300,000	327,227
Grain Spectrum Funding II LLC, 144A, 3.29%, 10/10/2019	167,093	167,185
HSBC Holdings PLC:
3.9%, 5/25/2026	460,000	476,141
6.375%, 12/29/2049 (a)	610,000	612,288
Industrial & Commercial Bank of China Ltd., 3.231%, 11/13/2019	310,000	320,795
Intesa Sanpaolo SpA, 3.875%, 1/15/2019	700,000	720,194
Jefferies Group LLC:
5.125%, 4/13/2018	500,000	520,733
6.5%, 1/20/2043	125,000	129,442
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	125,000	124,224
Legg Mason, Inc., 5.625%, 1/15/2044	300,000	304,955
Loews Corp., 4.125%, 5/15/2043	250,000	249,094
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020	625,000	690,309
Manulife Financial Corp., 5.375%, 3/4/2046	385,000	458,021
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065	160,000	151,333
Mizuho Financial Group, Inc., 2.839%, 9/13/2026	350,000	346,314
Nationwide Building Society, 144A, 2.45%, 7/27/2021	370,000	374,397
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	250,000	267,156
Prologis International Funding II SA, 144A, 4.875%, 2/15/2020	750,000	798,464
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	1,300,000	1,304,932
Regions Bank, 2.25%, 9/14/2018	485,000	488,880
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023	475,000	465,054
Santander Bank NA, 2.0%, 1/12/2018	500,000	499,824
Santander Holdings U.S.A., Inc., 2.7%, 5/24/2019	655,000	661,376
Santander UK Group Holdings PLC, 2.875%, 8/5/2021	825,000	822,459
Skandinaviska Enskilda Banken AB, 2.625%, 3/15/2021	395,000	404,235
Societe Generale SA:
144A, 2.625%, 9/16/2020	625,000	638,108
144A, 7.375%, 12/29/2049	2,000,000	1,983,000
Standard Chartered PLC:
144A, 3.05%, 1/15/2021 (a)	750,000	769,202
144A, 4.05%, 4/12/2026	625,000	643,180
Sumitomo Mitsui Financial Group, Inc., 2.058%, 7/14/2021	195,000	192,196
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019	235,000	236,059
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	250,000	256,158
Synchrony Financial, 2.6%, 1/15/2019	300,000	303,578
The Huntington National Bank, 2.2%, 11/6/2018	250,000	252,365
UBS AG, 1.375%, 6/1/2017	340,000	340,139
UBS Group Funding Jersey Ltd., 144A, 4.125%, 4/15/2026	400,000	417,652
Visa, Inc.:
3.15%, 12/14/2025	355,000	370,323
4.3%, 12/14/2045	210,000	234,234
Voya Financial, Inc., 4.8%, 6/15/2046	295,000	289,988
Wells Fargo & Co.:
3.0%, 10/23/2026	405,000	402,220
4.9%, 11/17/2045	250,000	268,742
		29,492,311
Health Care 2.9%
AbbVie, Inc.:
4.5%, 5/14/2035	120,000	122,406
4.7%, 5/14/2045	65,000	67,064
Actavis Funding SCS:
3.0%, 3/12/2020	330,000	339,768
4.75%, 3/15/2045	180,000	188,808
Actavis, Inc., 3.25%, 10/1/2022	353,000	363,545
Aetna, Inc.:
2.8%, 6/15/2023	210,000	212,801
4.375%, 6/15/2046	280,000	283,940
Amgen, Inc., 2.6%, 8/19/2026	535,000	515,381
AstraZeneca PLC, 4.375%, 11/16/2045	195,000	206,783
Celgene Corp.:
3.875%, 8/15/2025	355,000	371,899
5.0%, 8/15/2045	330,000	354,067
Gilead Sciences, Inc.:
4.15%, 3/1/2047	310,000	307,718
4.75%, 3/1/2046	175,000	188,977
Mylan NV, 144A, 5.25%, 6/15/2046	415,000	420,156
Shire Acquisitions Investments Ireland DAC, 3.2%, 9/23/2026	838,000	822,893
Teva Pharmaceutical Finance Netherlands III BV, 2.2%, 7/21/2021	380,000	375,413
Zoetis, Inc., 4.5%, 11/13/2025	305,000	337,246
		5,478,865
Industrials 0.5%
CSX Corp., 4.25%, 11/1/2066	185,000	178,380
FedEx Corp., 4.55%, 4/1/2046	230,000	246,372
Molex Electronic Technologies LLC, 144A, 2.878%, 4/15/2020	335,000	334,795
Transurban Finance Co. Pty Ltd., 144A, 3.375%, 3/22/2027	300,000	297,647
		1,057,194
Information Technology 2.7%
Activision Blizzard, Inc., 144A, 3.4%, 9/15/2026	360,000	356,817
Alibaba Group Holding Ltd.:
3.125%, 11/28/2021	114,000	117,790
3.6%, 11/28/2024	334,000	344,683
Apple, Inc., 3.45%, 2/9/2045	200,000	184,796
Diamond 1 Finance Corp.:
144A, 3.48%, 6/1/2019	370,000	379,620
144A, 4.42%, 6/15/2021	305,000	318,941
144A, 8.1%, 7/15/2036	230,000	274,565
Fidelity National Information Services, Inc.:
3.0%, 8/15/2026	385,000	376,297
3.625%, 10/15/2020	447,000	471,486
Hewlett Packard Enterprise Co., 144A, 3.85%, 10/15/2020	315,000	333,733
KLA-Tencor Corp., 4.65%, 11/1/2024	150,000	163,954
Lam Research Corp., 2.75%, 3/15/2020	340,000	345,244
Microsoft Corp., 3.45%, 8/8/2036	415,000	409,691
NVIDIA Corp.:
2.2%, 9/16/2021	300,000	299,637
3.2%, 9/16/2026	300,000	299,686
Seagate HDD Cayman, 5.75%, 12/1/2034	470,000	409,311
		5,086,251
Materials 0.4%
Corporacion Nacional del Cobre de Chile, REG S, 7.5%, 1/15/2019	200,000	223,193
Solvay Finance America LLC:
144A, 3.4%, 12/3/2020	255,000	265,447
144A, 4.45%, 12/3/2025	340,000	364,781
		853,421
Real Estate 2.5%
American Tower Corp., (REIT), 3.3%, 2/15/2021	230,000	238,902
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024	485,000	472,804
(REIT), 5.25%, 12/1/2023	250,000	253,100
Crown Castle International Corp.:
(REIT), 3.4%, 2/15/2021	245,000	254,588
(REIT), 3.7%, 6/15/2026	140,000	143,394
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019	610,000	623,544
Healthcare Trust of America Holdings LP, (REIT), 3.375%, 7/15/2021	500,000	515,028
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022	500,000	540,777
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024	500,000	521,604
Scentre Group Trust 1:
144A, (REIT), 2.375%, 4/28/2021	350,000	352,493
144A, (REIT), 3.5%, 2/12/2025	450,000	461,934
Select Income REIT, (REIT), 4.15%, 2/1/2022	470,000	475,436
		4,853,604
Telecommunication Services 1.3%
AT&T, Inc.:
2.45%, 6/30/2020	330,000	331,945
3.4%, 5/15/2025	200,000	199,346
4.5%, 5/15/2035	700,000	694,882
Crown Castle Towers LLC, 144A, 3.222%, 5/15/2022	240,000	247,956
Sprint Spectrum Co., LLC, 144A, 3.36%, 9/20/2021	200,000	200,500
Verizon Communications, Inc.:
4.272%, 1/15/2036	600,000	602,456
4.672%, 3/15/2055	75,000	73,115
5.012%, 8/21/2054	100,000	103,112
		2,453,312
Utilities 0.7%
Electricite de France SA, 144A, 4.75%, 10/13/2035	490,000	513,458
Exelon Corp., 5.1%, 6/15/2045	270,000	305,317
Southern Co., 3.25%, 7/1/2026	520,000	532,931
		1,351,706
Total Corporate Bonds (Cost $66,601,245)		67,620,886

Mortgage-Backed Securities Pass-Throughs 20.3%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 6/1/2028 until 7/1/2045	4,892,373	5,222,956
4.5%, 12/1/2040	1,248,298	1,369,939
5.0%, 12/1/2040	263,302	294,119
5.5%, 6/1/2039	166,865	188,958
6.0%, 11/1/2038	562,326	649,733
7.5%, 2/1/2035	330,451	396,398
Federal National Mortgage Association:
3.0%, with various maturities from 12/1/2042 until 2/1/2044 (b)	15,013,636	15,459,790
3.5%, with various maturities from 11/1/2042 until 7/1/2045	3,624,679	3,831,474
4.0%, 11/1/2045	1,828,666	1,974,703
4.5%, 11/1/2043	902,102	992,001
5.0%, with various maturities from 12/1/2039 until 11/1/2041	2,863,973	3,219,838
5.5%, with various maturities from 2/1/2031 until 2/1/2042	1,596,472	1,801,764
6.5%, with various maturities from 5/1/2023 until 4/1/2037	411,300	476,483
Government National Mortgage Association:
3.0%, with various maturities from 7/15/2042 until 8/15/2042	1,280,869	1,337,530
4.5%, 7/15/2040	205,147	228,793
5.5%, 6/15/2038	201,205	231,175
6.5%, with various maturities from 12/15/2023 until 7/15/2039	881,998	1,039,396
Total Mortgage-Backed Securities Pass-Throughs (Cost $38,310,107)		38,715,050

Asset-Backed 5.7%
Automobile Receivables 1.7%
AmeriCredit Automobile Receivables Trust, "C", Series 2016-2, 2.87%, 11/8/2021	500,000	509,403
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021	1,000,000	984,100
Santander Drive Auto Receivables Trust, "B", Series 2016-2, 2.08%, 2/16/2021	400,000	402,718
SunTrust Auto Receivables Trust, "C", Series 2015-1A, 144A, 2.5%, 4/15/2021	1,200,000	1,214,341
		3,110,562
Credit Card Receivables 0.5%
World Financial Network Credit Card Master Trust, "M", Series 2016-A, 2.33%, 4/15/2025	1,000,000	995,749
Miscellaneous 3.5%
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042	1,455,000	1,492,209
Dryden XXXI Senior Loan Fund, "C", Series 2014-31A, 144A, 3.529%*, 4/18/2026	2,000,000	2,002,072
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055	138,930	139,839
SBA Tower Trust, "C", Series 2014-1A, 144A, 2.898%, 10/15/2044	330,000	335,649
Taco Bell Funding LLC, "A2I", Series 2016-1A, 144A, 3.832%, 5/25/2046	730,000	741,583
Voya CLO Ltd., "A2", Series 2013-1A, 144A, 2.48%*, 4/15/2024	2,000,000	1,983,906
		6,695,258
Total Asset-Backed (Cost $10,757,319)		10,801,569

Commercial Mortgage-Backed Securities 6.8%
CGBAM Commercial Mortgage Trust, "A", Series 2015-SMRT, 144A, 2.808%, 4/10/2028	1,000,000	1,028,369
Commercial Mortgage Trust, "AM", Series 2007-C9, 5.65%, 12/10/2049	500,000	511,247
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048	1,000,000	1,078,272
GS Mortgage Securities Trust:
"A4", Series 2014-GC22, 3.587%, 6/10/2047	1,000,000	1,069,200
"AAB", Series 2014-GC18, 3.648%, 1/10/2047	170,000	182,311
Hilton U.S.A. Trust, "CFX", Series 2013-HLT, 144A, 3.714%, 11/5/2030	2,000,000	2,001,793
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2015-C31, 3.801%, 8/15/2048	1,680,000	1,811,350
Morgan Stanley Re-REMIC Trust, "A4B", Series 2010-GG10, 144A, 5.794%*, 8/15/2045	410,000	412,795
Wells Fargo Commercial Mortgage Trust:
"A5", Series 2015-LC20, 3.184%, 4/15/2050	1,000,000	1,037,136
"A4", Series 2015-C27, 3.19%, 2/15/2048	1,670,000	1,731,738
"A4", Series 2015-SG1, 3.789%, 12/15/2047	1,500,000	1,625,968
"B", Series 2016-C33, 4.506%, 3/15/2059	500,000	540,399
Total Commercial Mortgage-Backed Securities (Cost $12,805,096)		13,030,578

Collateralized Mortgage Obligations 6.5%
Fannie Mae Connecticut Avenue Securities:
"1M1", Series 2016-C03, 2.525%*, 10/25/2028	515,444	521,378
"1M1", Series 2016-C02, 2.675%*, 9/25/2028	1,207,671	1,220,575
Federal Home Loan Mortgage Corp.:
"AI", Series 3763, Interest Only, 3.5%, 6/15/2025	521,956	29,081
"PI", Series 3773, Interest Only, 3.5%, 6/15/2025	178,856	7,239
"DA", Series 4552, 3.5%, 1/15/2043	1,747,949	1,837,828
"AI", Series 3730, Interest Only, 4.0%, 11/15/2028	66,284	627
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	1,135,820	136,357
"UA", Series 4298, 4.0%, 2/15/2054	544,303	553,395
"6", Series 233, Interest Only, 4.5%, 8/15/2035	398,194	67,372
"C32", Series 303, Interest Only, 4.5%, 12/15/2042	3,261,569	652,126
"C31", Series 303, Interest Only, 4.5%, 12/15/2042	4,249,471	830,873
"MS", Series 3055, Interest Only, 6.065%**, 10/15/2035	1,681,884	317,680
"SG", Series 3859, Interest Only, 6.165%**, 11/15/2039	1,719,807	120,876
Federal National Mortgage Association:
"PZ", Series 2016-9, 3.5%, 3/25/2046	2,866,004	2,972,382
"4", Series 406, Interest Only, 4.0%, 9/25/2040	801,174	130,510
"SD", Series 2003-129, Interest Only, 6.466%**, 1/25/2024	1,502,126	168,575
"YI", Series 2008-36, Interest Only, 6.666%**, 7/25/2036	2,915,498	555,854
"SN", Series 2003-7, Interest Only, 7.216%**, 2/25/2033	2,194,943	412,094
"S", Series 2003-2, Interest Only, 7.216%**, 2/25/2033	1,492,561	280,347
Government National Mortgage Association:
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	7,822,874	703,470
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	527,054	58,459
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	664,490	88,351
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	474,347	66,027
"PI", Series 2009-76, Interest Only, 6.0%, 3/16/2039	842,025	83,148
"SB", Series 2014-81, 14.291%*, 6/20/2044	159,029	215,663
Wells Fargo Mortgage Backed Securities Trust, "1A2", Series 2003-L, 2.863%*, 11/25/2033	371,520	371,937
Total Collateralized Mortgage Obligations (Cost $12,588,797)		12,402,224

Government & Agency Obligations 20.9%
Sovereign Bonds 0.4%
Saudi Government International Bond, 144A, 2.375%, 10/26/2021	760,000	758,100
U.S. Government Sponsored Agency 1.2%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	2,262,893
U.S. Treasury Obligations 19.3%
U.S. Treasury Bills:
0.44%***, 12/1/2016 (c)	955,000	954,862
0.562%***, 11/10/2016 (c)	125,000	124,996
U.S. Treasury Bonds:
Zero Coupon, 8/15/2042	1,325,000	669,837
2.5%, 5/15/2046	16,665,000	16,359,697
U.S. Treasury Notes:
0.75%, 10/31/2017 (d)	2,500,000	2,500,585
1.125%, 8/31/2021	420,000	416,292
1.5%, 8/15/2026	16,454,100	15,963,044
		36,989,313
Total Government & Agency Obligations (Cost $40,176,717)		40,010,306

Municipal Bonds and Notes 1.3%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018	1,426,437	1,448,661
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	750,000	1,038,607
Total Municipal Bonds and Notes (Cost $2,176,437)		2,487,268

	Shares	Value ($)

Securities Lending Collateral 2.0%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.30% (e) (f) (Cost $3,854,113)	3,854,113	3,854,113

Cash Equivalents 10.3%
Deutsche Central Cash Management Government Fund, 0.35% (e) (Cost $19,754,766)	19,754,766	19,754,766

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $207,024,597)†	109.2	208,676,760
Other Assets and Liabilities, Net	(9.2)	(17,654,738)
Net Assets	100.0	191,022,022

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2016.

** These securities are shown at their current rate as of October 31, 2016.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $207,126,795. At October 31, 2016, net unrealized appreciation for all securities based on tax cost was $1,549,965. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,682,905 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,132,940.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2016 amounted to $3,747,039, which is 2.0% of net assets.

(b) When-issued or delayed delivery security included.

(c) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for centrally cleared swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At October 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/20/2016	96	12,444,000	(63,101)
2 Year U.S. Treasury Note	USD	12/30/2016	10	2,181,406	293
5 Year U.S. Treasury Note	USD	12/30/2016	75	9,059,766	(30,333)
Total net unrealized depreciation					(93,141)

At October 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	12/20/2016	5	879,688	12,860

Currency Abbreviation
USD United States Dollar

At October 31, 2016, open written options contracts were as follows:

Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (g)
Call Options 5 Year U.S. Treasury Note	25	11/25/2016	121.0	18,305	(6,445)

(g) Unrealized appreciation on written options on exchange-traded futures contracts at October 31, 2016 was $11,860.

At October 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/17/2035	7,400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(1,166,248)	(1,024,821)
12/16/2015 9/16/2025	19,700,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(1,682,467)	(1,586,002)
12/16/2015 9/18/2017	28,300,000	Floating — 3-Month LIBOR	Fixed — 1.557%	166,640	177,775
3/16/2016 3/16/2046	2,300,000	Fixed — 2.75%	Floating — 3-Month LIBOR	(364,040)	(293,481)
Total net unrealized depreciation					(2,726,529)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at October 31, 2016 is 0.88%.

For information on the Fund's policy and additional disclosures regarding futures contracts, options contracts and interest rate swap contracts please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 67,620,886	$ —	$ 67,620,886
Mortgage-Backed Securities Pass-Throughs	—	38,715,050	—	38,715,050
Asset-Backed	—	10,801,569	—	10,801,569
Commercial Mortgage-Backed Securities	—	13,030,578	—	13,030,578
Collateralized Mortgage Obligations	—	12,402,224	—	12,402,224
Government & Agency Obligations	—	40,010,306	—	40,010,306
Municipal Bonds and Notes	—	2,487,268	—	2,487,268
Short-Term Investments (h)	23,608,879	—	—	23,608,879
Derivatives (i)
Futures Contracts	13,153	—	—	13,153
Interest Rate Swap Contracts	—	177,775	—	177,775
Total	$ 23,622,032	$ 185,245,656	$ —	$ 208,867,688
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Futures Contracts	$ (93,434)	$ —	$ —	$ (93,434)
Written Options	(6,445)	—	—	(6,445)
Interest Rate Swap Contracts	—	(2,904,304)	—	(2,904,304)
Total	$ (99,879)	$ (2,904,304)	$ —	$ (3,004,183)

There have been no transfers between fair value measurement levels during the year ended October 31, 2016.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on futures contracts, interest rate swap contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $183,415,718) — including $3,747,039 of securities loaned	$ 185,067,881
Investment in Government & Agency Securities Portfolio (cost $3,854,113)*	3,854,113
Investment in Deutsche Central Cash Management Government Fund (cost $19,754,766)	19,754,766
Total investments in securities, at value (cost $207,024,597)	208,676,760
Cash	20,000
Receivable for investments sold	986,850
Receivable for investments sold — when-issued/delayed delivery security	13,397,990
Receivable for Fund shares sold	90,589
Interest receivable	1,190,652
Receivable for variation margin on futures contracts	7,971
Foreign taxes recoverable	1,321
Other assets	33,210
Total assets	224,405,343
Liabilities
Payable upon return of securities loaned	3,854,113
Payable for investments purchased	402,605
Payable for investments purchased — when-issued securities	28,364,606
Payable for Fund shares redeemed	331,418
Payable for variation margin on centrally cleared swaps	65,115
Options written, at value (premium received $18,305)	6,445
Distributions payable	37,829
Accrued management fee	32,732
Accrued Trustees' fees	2,400
Other accrued expenses and payables	286,058
Total liabilities	33,383,321
Net assets, at value	$ 191,022,022

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2016 (continued)
Net Assets Consist of
Undistributed net investment income	5,985
Net unrealized appreciation (depreciation) on: Investments	1,652,163
Swap contracts	(2,726,529)
Futures	(80,281)
Written options	11,860
Accumulated net realized gain (loss)	(247,779,377)
Paid-in capital	439,938,201
Net assets, at value	$ 191,022,022
Net Asset Value
Class A Net Asset Value and redemption price per share ($66,732,188 ÷ 6,623,623 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.07
Maximum offering price per share (100 ÷ 95.50 of $10.07)	$ 10.54

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,946,314 ÷ 987,204 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.08
Class R Net Asset Value, offering and redemption price per share ($280,868 ÷ 27,734 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.13
Class S Net Asset Value, offering and redemption price per share ($40,718,580 ÷ 4,044,236 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.07
Institutional Class Net Asset Value, offering and redemption price per share ($73,344,072 ÷ 7,280,486 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2016
Investment Income
Income: Interest (net of foreign taxes withheld of $252)	$ 5,441,078
Income distributions — Deutsche Central Cash Management Government Fund	31,148
Securities lending income, net of borrower rebates	27,663
Other income	48,536
Total income	5,548,425
Expenses: Management fee	788,701
Administration fee	197,175
Services to shareholders	301,137
Distribution and service fees	283,595
Custodian fee	17,895
Professional fees	100,755
Reports to shareholders	47,655
Registration fees	67,641
Trustees' fees and expenses	9,423
Other	58,439
Total expenses before expense reductions	1,872,416
Expense reductions	(340,096)
Total expenses after expense reductions	1,532,320
Net investment income	4,016,105
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,070,898
Swap contracts	(190,840)
Futures	273,659
Written options	32,312
6,186,029
Change in net unrealized appreciation (depreciation) on: Investments	231,974
Swap contracts	(1,791,376)
Futures	(82,359)
Written options	37,723
(1,604,038)
Net gain (loss)	4,581,991
Net increase (decrease) in net assets resulting from operations	$ 8,598,096

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2016	2015
Operations: Net investment income	$ 4,016,105	$ 4,594,411
Net realized gain (loss)	6,186,029	123,043
Change in net unrealized appreciation (depreciation)	(1,604,038)	(2,039,661)
Net increase (decrease) in net assets resulting from operations	8,598,096	2,677,793
Distributions to shareholders from: Net investment income: Class A	(1,413,872)	(1,642,235)
Class B	(166)*	(2,913)
Class C	(116,378)	(145,344)
Class R	(3,541)	(4,937)
Class S	(849,737)	(1,108,573)
Institutional Class	(1,522,133)	(1,670,837)
Total distributions	(3,905,827)	(4,574,839)
Fund share transactions: Proceeds from shares sold	55,089,904	32,181,599
Reinvestment of distributions	3,787,094	4,410,806
Payments for shares redeemed	(61,509,604)	(55,731,199)
Net increase (decrease) in net assets from Fund share transactions	(2,632,606)	(19,138,794)
Increase (decrease) in net assets	2,059,663	(21,035,840)
Net assets at beginning of period	188,962,359	209,998,199
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $5,985 and $4,994, respectively)	$ 191,022,022	$ 188,962,359

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65
Income (loss) from investment operations: Net investment income[a]	.20	.22	.26	.26	.23
Net realized and unrealized gain (loss)	.21	(.09)[e]	.18	(.37)	.47
Total from investment operations	.41	.13	.44	(.11)	.70
Less distributions from: Net investment income	(.19)	(.22)	(.25)	(.26)	(.23)
Net asset value, end of period	$ 10.07	$ 9.85	$ 9.94	$ 9.75	$ 10.12
Total Return (%)[b,c]	4.19	1.27[e]	4.57	(1.07)	7.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	69	79	135	164
Ratio of expenses before expense reductions (%)	1.09	1.07	1.06	1.04	1.00
Ratio of expenses after expense reductions (%)	.86	.87	.89	.89	.95
Ratio of net investment income (%)	1.96	2.19	2.59	2.63	2.35
Portfolio turnover rate (%)	178	318	302[d]	241[d]	300

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[e] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.62% lower for the period ended October 31, 2015.

Class C	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65
Income (loss) from investment operations: Net investment income[a]	.12	.14	.18	.18	.16
Net realized and unrealized gain (loss)	.22	(.09)[e]	.19	(.36)	.47
Total from investment operations	.34	.05	.37	(.18)	.63
Less distributions from: Net investment income	(.11)	(.14)	(.18)	(.19)	(.16)
Net asset value, end of period	$ 10.08	$ 9.85	$ 9.94	$ 9.75	$ 10.12
Total Return (%)[b,c]	3.52	.51[e]	3.80	(1.82)	6.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10	10	12	21
Ratio of expenses before expense reductions (%)	1.80	1.80	1.76	1.72	1.71
Ratio of expenses after expense reductions (%)	1.61	1.62	1.64	1.64	1.70
Ratio of net investment income (%)	1.20	1.44	1.82	1.83	1.61
Portfolio turnover rate (%)	178	318	302[d]	241[d]	300

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[e] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.51% lower for the period ended October 31, 2015.

Class R	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 9.99	$ 9.81	$ 10.17	$ 9.70
Income (loss) from investment operations: Net investment income[a]	.17	.19	.23	.23	.21
Net realized and unrealized gain (loss)	.23	(.09)[d]	.18	(.35)	.47
Total from investment operations	.40	.10	.41	(.12)	.68
Less distributions from: Net investment income	(.17)	(.19)	(.23)	(.24)	(.21)
Net asset value, end of period	$ 10.13	$ 9.90	$ 9.99	$ 9.81	$ 10.17
Total Return (%)[b]	4.03	1.01[d]	4.19	(1.21)	7.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.2	.3	1	1
Ratio of expenses before expense reductions (%)	1.45	1.48	1.41	1.37	1.35
Ratio of expenses after expense reductions (%)	1.11	1.12	1.14	1.14	1.20
Ratio of net investment income (%)	1.69	1.93	2.37	2.31	2.10
Portfolio turnover rate (%)	178	318	302[c]	241[c]	300

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[d] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.51% lower for the period ended October 31, 2015.

Class S	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.84	$ 9.93	$ 9.75	$ 10.12	$ 9.64
Income (loss) from investment operations: Net investment income[a]	.21	.23	.26	.27	.25
Net realized and unrealized gain (loss)	.22	(.09)[d]	.19	(.36)	.48
Total from investment operations	.43	.14	.45	(.09)	.73
Less distributions from: Net investment income	(.20)	(.23)	(.27)	(.28)	(.25)
Net asset value, end of period	$ 10.07	$ 9.84	$ 9.93	$ 9.75	$ 10.12
Total Return (%)[b]	4.45	1.32[d]	4.75	(.92)	7.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	43	49	23	30
Ratio of expenses before expense reductions (%)	.81	.81	.75	.77	.74
Ratio of expenses after expense reductions (%)	.71	.72	.73	.74	.74
Ratio of net investment income (%)	2.10	2.34	2.64	2.77	2.57
Portfolio turnover rate (%)	178	318	302[c]	241[c]	300

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[d] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.52% lower for the period ended October 31, 2015.

Institutional Class	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65
Income (loss) from investment operations: Net investment income[a]	.22	.24	.28	.29	.26
Net realized and unrealized gain (loss)	.21	(.09)[d]	.18	(.37)	.47
Total from investment operations	.43	.15	.46	(.08)	.73
Less distributions from: Net investment income	(.21)	(.24)	(.27)	(.29)	(.26)
Net asset value, end of period	$ 10.07	$ 9.85	$ 9.94	$ 9.75	$ 10.12
Total Return (%)[b]	4.46	1.52[d]	4.83	(.82)	7.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	67	71	131	172
Ratio of expenses before expense reductions (%)	.76	.75	.71	.67	.67
Ratio of expenses after expense reductions (%)	.61	.62	.64	.64	.67
Ratio of net investment income (%)	2.20	2.44	2.85	2.87	2.64
Portfolio turnover rate (%)	178	318	302[c]	241[c]	300

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[d] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.61% lower for the period ended October 31, 2015.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Core Fixed Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are not subject to an initial sales charge or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of October 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2016, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $247,746,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (247,746,000)
Net unrealized appreciation (depreciation) on investments	$ 1,549,965

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2016	2015
Distributions from ordinary income*	$ 3,905,827	$ 4,574,839

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $55,400,000 to $57,700,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of October 31, 2016. For the year ended October 31, 2016, the investment in credit default contracts sold had a total notional value generally indicative of a range from $0 to $5,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $8,552,000 to $23,685,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,828,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended October 31, 2016, the Fund entered into options on interest rate swaps and futures in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of October 31, 2016. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $246,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 177,775	$ 13,153	$ 190,928

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (6,445)	$ (2,904,304)	$ (93,434)	$ (3,004,183)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Options written, at value

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 32,312	$ (222,188)	$ 273,659	$ 83,783
Credit Contracts (a)	—	31,348	—	31,348
	$ 32,312	$ (190,840)	$ 273,659	$ 115,131
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) on written options, swap contracts and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 37,723	$ (1,791,376)	$ (82,359)	$ (1,836,012)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures contracts, respectively

C. Purchases and Sales of Securities

During the year ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $267,711,889 and $257,421,615, respectively. Purchases and sales of U.S. Treasury obligations aggregated $81,927,956 and $97,793,971, respectively.

For the year ended October 31, 2016, transactions for written options on interest rate swap contracts and futures contracts were as follows:

	Contacts/ Contract Amount	Premiums
Outstanding, beginning of period	11,600,000	$ 220,400
Options written	75	49,842
Options bought back	(11,600,000)	(220,400)
Options expired	(50)	(31,537)
Outstanding, end of period	25	$ 18,305

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares) the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.86%
Class B	1.61%
Class C	1.61%
Class R	1.11%
Class S	.71%
Institutional Class	.61%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.85%
Class C	1.60%
Class R	1.10%
Class S	.70%
Institutional Class	.60%

For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 169,616
Class B	237
Class C	19,580
Class R	726
Class S	41,560
Institutional Class	108,377
$ 340,096

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2016, the Administration Fee was $197,175, of which $16,234 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2016
Class A	$ 23,328	$ 3,567
Class B	141	—
Class C	2,625	419
Class R	218	36
Class S	13,323	2,277
Institutional Class	2,636	430
	$ 42,271	$ 6,729

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2016
Class B	$ 87	$ —
Class C	76,266	6,370
Class R	540	51
	$ 76,893	$ 6,421

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2016	Annual Rate
Class A	$ 180,785	$ 44,330.24%
Class B	29	—	.25%
Class C	25,366	6,533.25%
Class R	522	207.24%
	$ 206,702	$ 51,070

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2016, aggregated $2,281.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2016, there was no CDSC for Class B, and DDI received $7 for C shares. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2016, DDI received $3,546 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to Shareholders" aggregated $19,482, of which $8,209 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,393.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2016.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2016, there was one affiliated shareholder account that held approximately 11% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,104,504	$ 30,714,443	1,633,623	$ 16,259,289
Class B	—	—	84	830
Class C	252,109	2,501,026	137,849	1,374,136
Class R	12,717	127,453	3,591	35,975
Class S	985,192	9,818,093	675,612	6,728,935
Institutional Class	1,200,182	11,928,889	781,769	7,782,434
		$ 55,089,904		$ 32,181,599
Shares issued to shareholders in reinvestment of distributions
Class A	135,030	$ 1,342,083	157,372	$ 1,564,910
Class B	16*	158*	290	2,891
Class C	10,107	100,388	12,100	120,336
Class R	352	3,524	475	4,749
Class S	85,185	846,561	110,141	1,094,970
Institutional Class	150,251	1,494,380	163,233	1,622,950
		$ 3,787,094		$ 4,410,806
Shares redeemed
Class A	(3,575,222)	$ (35,732,894)	(2,812,572)	$ (27,924,770)
Class B	(6,944)*	(67,953)*	(34,041)	(339,831)
Class C	(262,133)	(2,621,641)	(218,418)	(2,170,182)
Class R	(738)	(7,450)	(22,610)	(225,161)
Class S	(1,412,765)	(14,069,148)	(1,309,844)	(12,975,165)
Institutional Class	(905,371)	(9,010,518)	(1,216,136)	(12,096,090)
		$ (61,509,604)		$ (55,731,199)
Net increase (decrease)
Class A	(335,688)	$ (3,676,368)	(1,021,577)	$ (10,100,571)
Class B	(6,928)*	(67,795)*	(33,667)	(336,110)
Class C	83	(20,227)	(68,469)	(675,710)
Class R	12,331	123,527	(18,544)	(184,437)
Class S	(342,388)	(3,404,494)	(524,091)	(5,151,260)
Institutional Class	445,062	4,412,751	(271,134)	(2,690,706)
		$ (2,632,606)		$ (19,138,794)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and Shareholders of Deutsche Core Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Core Fixed Income Fund (the "Fund") at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,016.10	$ 1,013.20	$ 1,015.90	$ 1,017.90	$ 1,017.40
Expenses Paid per $1,000*	$ 4.36	$ 8.15	$ 5.62	$ 3.60	$ 3.09
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,020.81	$ 1,017.04	$ 1,019.56	$ 1,021.57	$ 1,022.07
Expenses Paid per $1,000*	$ 4.37	$ 8.16	$ 5.63	$ 3.61	$ 3.10

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
Deutsche Core Fixed Income Fund	.86%	1.61%	1.11%	.71%	.61%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 23% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Core Fixed Income Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXCX	SFXSX	MFINX
CUSIP Number	25155T 775	25155T 791	25155T 403	25155T 825
Fund Number	493	793	2394	593

For shareholders of Class R
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SFXRX
CUSIP Number	25155T 817
Fund Number	1504

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Core Fixed Income Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$80,857	$0	$0	$0
2015	$78,457	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Fixed Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/30/2016